EXHIBIT H(VII) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K

                                 AMENDMENT #1 TO

                                    EXHIBIT A

                         TO THE RECORDKEEPING AGREEMENT

                   BETWEEN EMPIRE PROFESSIONAL SERVICES, INC.

                   AND FEDERATED SHAREHOLDER SERVICES COMPANY,

                              DATED AUGUST 18, 1998

                           VISION GROUP OF FUNDS, INC.

FUND NAME                                                        CUSIP NUMBER

VISION MONEY MARKET FUND

    Class A Shares                                               92830F 30 7
    Class S Shares                                               92830F 87 7
VISION TREASURY MONEY MARKET FUND

    Class A Shares                                               92830F 10 9
    Class S Shares                                               92830F 88 5
VISION NEW YORK TAX-FREE MONEY MARKET FUND

    Class A Shares*                                              92830F 20 8
VISION U.S. GOVERNMENT SECURITIES FUND

    Class A Shares*                                              92830F 40 6
VISION NEW YORK MUNICIPAL INCOME FUND

    Class A Shares*                                              92830F 50 5
VISION GROWTH & INCOME FUND

    Class A Shares*                                              92830F 60 4
VISION CAPITAL APPRECIATION FUND

    Class A Shares*                                              92830F 70 3
VISION EQUITY INCOME FUND

    Class A Shares*                                              92830F 80 2
VISION LARGE CAP GROWTH FUND

    Class A Shares                                               92830F 85 1

As revised:  June 1, 1999

                                            EMPIRE PROFESSIONAL SERVICES, INC.

                                            By:
                                            Name:

                                            Title:

                                        FEDERATED SHAREHOLDER SERVICES COMPANY

                                            By:  /S/ THOMAS P. SHOLES

                                            Name:  Thomas P. Sholes
                                            Title:  Vice President

* Outstanding shares of the Fund were redesignated as Class A Shares effective June 1, 1999.